UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301

Wilmington, DE 19801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On June 29, 2026, VisionWave Holdings, Inc. (the “Company”) entered into a binding agreement, dated June 28, 2026 (the “Agreement”), with Meteor Aerospace Ltd., an Israeli corporation (“Meteor”), and its shareholders, pursuant to which the Company agreed to acquire fifty-one percent (51%) of the fully diluted issued and outstanding share capital of Meteor at an aggregate pre-money equity valuation of Meteor of $40,000,000.

On August 13, 2026, the Company delivered to Meteor a written notice terminating the Agreement, effective immediately (the “Termination Notice”). The Company terminated the Agreement following its due diligence review.

The closing of the transactions contemplated by the Agreement had not occurred at the time of termination. No shares of the Company’s common stock were issued, and no other consideration was paid or became payable, by the Company under the Agreement, and the Company will not incur any early termination penalties in connection with the termination of the Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the termination of the Agreement and the Company’s rights and remedies in connection therewith. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Executive Chairman and Interim Chief Executive Officer